UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): July 12, 2019

LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2140 Lake Park Blvd.
Richardson, Texas 75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (972) 497-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director

On July 12, 2019, the Board of Directors (the “Board”) of Lennox International Inc. (the “Company”) elected Sherry L. Buck to the Board to serve as a Class II director. Ms. Buck’s term will expire at the Company’s 2021 annual meeting of stockholders.

Ms. Buck was also named to the Audit Committee and the Public Policy Committee.

Sherry L. Buck, age 55, is the Senior Vice President and Chief Financial Officer of Waters Corporation, a New York Stock Exchange listed specialty measurement company serving the life, materials and food sciences industries. Prior to joining Waters in January 2017, Ms. Buck served as the Vice President, Chief Financial Officer of Libbey Inc. Prior to this role, Ms. Buck held several finance and operating positions from 1993 to 2012 at Whirlpool Corporation, a global appliance manufacturer. She began her career at Price Waterhouse in Kansas City. Ms. Buck holds a BS in accounting from the University of Missouri.

As compensation for her service on the Board, Ms. Buck will receive an annual retainer of $110,000 with up to $90,000 payable in cash and the remainder payable in Company common stock. In addition, Ms. Buck will be eligible to receive annual long-term incentive compensation in the form of restricted stock units (“RSUs”), subject to continued service as a director. In 2019, the Board anticipates that the targeted delivered value of the RSUs will be $120,000. The RSU’s under this program generally vest three years following the date of grant subject to continued service as a director of the Company and the other terms and conditions of the RSUs. Ms. Buck’s compensation is consistent with the Company’s current Board compensation program applicable to the Company’s other non-employee directors.

The Board of Directors has affirmatively determined that Ms. Buck is independent and has no material direct or indirect interest in a related party transaction which requires disclosure.

Ms. Buck and the Company will enter into an indemnification agreement (the “Indemnification Agreement”) which will provide indemnification protection for Ms. Buck in connection with her service as a director of the Company. The Indemnification Agreement is substantially similar to the form filed as Exhibit 10.15 to the Company’s Registration Statement on Form S-1 (Registration No. 333-75725) filed on April 6, 1999 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

EXHIBIT
NUMBER    DESCRIPTION

10.15
Form of Indemnification Agreement entered into between LII and certain executive officers and directors of LII (filed as Exhibit 10.15 to LII’s Registration Statement on Form S-1 (Registration No. 333-75725) filed on April 6, 1999 and incorporated herein by reference).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

Date: July 15, 2019	By:	/s/ Sarah Wood Braley
	Name:	Sarah Wood Braley
	Title:	Assistant Secretary